EXHIBIT 23.1







INDEPENDENT AUDITORS' CONSENT


                  We consent to the use in this Registration Statement of Verint Systems Inc. on Form S-1 of our report dated February 4, 2002, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/S/ Deloitte & Touche LLP

Jericho, New York
February 4, 2002










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